Preliminary Valuation Data
------------------------------------------------------------------------


                                                   [TUCKER ANTHONY SUTRO LOGO] 1

Summary Annual Income Statements
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
(Amounts in thousands)
                                           December 31,          Pro Forma                    December 31,
OPERATING SUMMARY                   1998      1999       2000      2000      2001      2002       2003       2004       2005
------------------------------------------------------------------------------------------------------------------------------
Revenues                            19,455    27,908    45,414    45,414    55,579    59,929     67,939     74,676     81,309
Cost of Goods Sold                  (4,366)   (6,207)   (8,342)   (8,342)   (9,198)   (9,446)   (10,164)   (10,707)   (11,265)
------------------------------------------------------------------------------------------------------------------------------
Gross Profit                        15,089    21,702    37,072    37,072    46,381    50,482     57,775     63,970     70,044
Selling, General & Administrative  (13,222)  (17,774)  (29,890)  (29,890)  (35,651)  (37,125)   (40,574)   (43,966)   (46,793)
Depreciation & Amortization           (782)   (1,383)   (2,085)   (2,085)   (3,225)   (3,531)    (3,781)    (4,031)    (4,265)
Other Income/(Expense)                   0       903      (871)     (871)     (779)   (1,321)    (1,458)    (1,579)    (1,738)
Canada Investment (net)                  0         0         0         0         0       500        500        800      1,100
------------------------------------------------------------------------------------------------------------------------------
EBIT                                $1,085    $3,447    $4,227    $4,227    $6,726    $9,006    $12,462    $15,194    $18,347
------------------------------------------------------------------------------------------------------------------------------
  Amortization                        $258      $456      $600      $600      $683      $683       $683       $683       $683
------------------------------------------------------------------------------------------------------------------------------
EBITA                               $1,343    $3,904    $4,827    $4,827    $7,409    $9,689    $13,145    $15,877    $19,031
------------------------------------------------------------------------------------------------------------------------------
  Depreciation                         524       927     1,485     1,485     2,542     2,848      3,098      3,348      3,582
------------------------------------------------------------------------------------------------------------------------------
EBITDA                              $1,867    $4,830    $6,311    $6,311    $9,951   $12,537    $16,243    $19,225    $22,613
------------------------------------------------------------------------------------------------------------------------------
Interest Expense
  Interest Expense, Net               (341)     (708)   (2,052)   (3,373)   (3,373)   (3,108)    (2,914)    (2,481)    (2,173)
  Other Income/(Expense)                 0         0    (4,002)   (4,002)        0         0          0          0          0
------------------------------------------------------------------------------------------------------------------------------
Income before Income Taxes             744     2,739    (1,827)   (3,148)    3,353     5,898      9,548     12,713     16,174
  Provision for Income Taxes           369      (948)      672     1,319    (1,410)   (2,428)    (4,158)    (5,423)    (6,808)
Net Income                          $1,113    $1,791   ($1,155)  ($1,829)   $1,944    $3,470     $5,391     $7,289     $9,366

     Based upon Management's quarterly projections as of May 17, 2001

     Includes SAR expenses totaling $14 million during the forecast period and a gross up of Rick Schaden's salary of $300,000 per year

                                                   [TUCKER ANTHONY SUTRO LOGO] 2

Summary Quarterly Income Statements
--------------------------------------------------------------------------------


                        Projected Quarterly Performance *

-----------------------------------------------------------------------------------------------------------------------
(Amounts in $000)                              Quarters Ending
                    12/31/00   3/31/01    6/30/01    9/30/01     12/31/01     3/31/02    6/30/02    9/30/02    12/31/02
-----------------------------------------------------------------------------------------------------------------------
Revenues             $12,380   $13,261    $13,515    $14,206      $14,598     $14,266    $14,726    $15,204     $15,733

EBIT                    $873    $1,617     $1,803     $1,694       $1,694      $2,284     $2,663     $2,295      $2,279

EBITDA                $1,425    $2,373     $2,595     $2,481       $2,502      $2,733     $3,123     $3,517      $3,165

Net Income           ($2,082)     $361       $554       $491         $497        $667       $898     $1,148        $922


* Quarterly numbers taken directly from Management Projections; December 31, 2000 net income includes "unusual" expenses



                                                [TUCKER ANTHONY SUTRO LOGO]    3

Preliminary Summary Valuation
--------------------------------------------------------------------------------





-------------------------------------------------------------------------------------
                                                                    Per Share
Method                                                             Value Range
-------------------------------------------------------------------------------------
Comparable Transaction Analysis                               $7.00     -     $8.75

Comparable Public Company Analysis                            $6.50     -     $8.75

Financial Buyer Analysis                                      $7.25     -     $8.00

Theoretical Future Trading Prices                             $7.75     -     $8.75

Discounted Cash Flow Analysis                                $12.80     -    $16.00

-------------------------------------------------------------------------------------
Preliminary Tucker Anthony Sutro Capital Markets Estimate     $7.75     -     $8.75
-------------------------------------------------------------------------------------


                                                [TUCKER ANTHONY SUTRO LOGO]    4

Analysis Using Different Weightings for Valuation Methodologies
--------------------------------------------------------------------------------

                                 Equal Weighting Valuation Analysis
---------------------------------------------------------------------------------------------------
                                                     Per Share
Method                                              Value Range       Weighting     Valuation Range
---------------------------------------------------------------------------------------------------
Comparable Transaction Analysis                    $7.00 -  $8.75       20.0%        $1.40 -  $1.75

Comparable Public Company Analysis                 $6.50 -  $8.75       20.0%        $1.30 -  $1.75

Financial Buyer Analysis                           $7.25 -  $8.00       20.0%        $1.45 -  $1.60

Theoretical Future Trading Prices                  $7.75 -  $8.75       20.0%        $1.55 -  $1.75

Discounted Cash Flow Analysis                     $12.80 - $16.00       20.0%        $2.56 -  $3.20
-----------------------------------------------------------------                    --------------
Tucker Anthony Sutro Capital Markets Estimate      $7.75 -  $8.75                    $8.26 - $10.05
-----------------------------------------------------------------                    --------------


                                 "Market Oriented" Valuation Analysis

                                                     Per Share
Method                                              Value Range       Weighting     Valuation Range
Comparable Transaction Analysis                    $7.00 -  $8.75       30.0%        $2.10 - $2.63
Comparable Public Company Analysis                 $6.50 -  $8.75       25.0%        $1.63 - $2.19
Financial Buyer Analysis                           $7.25 -  $8.00       30.0%        $2.18 - $2.40
Theoretical Future Trading Prices                  $7.75 -  $8.75       7.5%         $0.58 - $0.66
Discounted Cash Flow Analysis                     $12.80 - $16.00       7.5%         $0.96 - $1.20

-----------------------------------------------------------------                    --------------
Tucker Anthony Sutro Capital Markets Estimate      $7.75 -  $8.75                    $7.44 - $9.07
-----------------------------------------------------------------                    --------------


                                                   [TUCKER ANTHONY SUTRO LOGO] 5

Multiples Analysis - Stock Price Matrix
--------------------------------------------------------------------------------


($000, except price per share)
---------------------------------------------------------------------------------------------------------------
                                                                         Stock Price
Share price                                     $7.75       $8.00     $8.25     $8.50       $8.75       $9.00
---------------------------------------------------------------------------------------------------------------
"Fully-Diluted" Shares outstanding at 4/30/01     3,072       3,072     3,072     3,072       3,072       3,072

Market Value of Equity                          $23,810     $24,578   $25,346   $26,114     $26,882     $27,650
Net Debt as of 3/31/01                           21,008      21,008    21,008    21,008      21,008      21,008
                                                ---------------------------------------------------------------
Enterprise Value                                $44,818     $45,586   $46,354   $47,122     $47,890     $48,658
                                                ===============================================================

Quizno's Results - LTM as of

Revenues - 3/31/01           $48,979            0.92x       0.93x     0.95x     0.96x       0.98x       0.99x
Revenues - 6/30/01           $51,220            0.88x       0.89x     0.90x     0.92x       0.93x       0.95x
Revenue - 12/31/01           $55,579            0.81x       0.82x     0.83x     0.85x       0.86x       0.88x
EBITDA - 3/31/01              $7,594            5.9x        6.0x      6.1x      6.2x        6.3x        6.4x
EBITDA - 6/30/01              $8,647            5.2x        5.3x      5.4x      5.4x        5.5x        5.6x
EBIT - 3/31/01                $5,196            8.6x        8.8x      8.9x      9.1x        9.2x        9.4x
EBIT - 6/30/01                $5,934            7.6x        7.7x      7.8x      7.9x        8.1x        8.2x
Net Income - 12/31/01 (2)     $2,012           11.8x       12.2x     12.6x     13.0x       13.4x       13.7x

(1) Fully diluted shares outstanding is based upon treasury method and assumes all preferred stock (except D) is converted

(2)  Pre-tax income taxed at a normalized 40%



                                                   [TUCKER ANTHONY SUTRO LOGO] 6

Trading Multiples Analysis - 10/31/00 vs. 4/04/01 vs. 5/04/01
--------------------------------------------------------------------------------


($ in thousands)                        October 31, 2000                     April 4, 2001
                            -------------------------------------  --------------------------------------
                              QUIZ     Median                        QUIZ     Median
                            Multiple  Multiple  Adjusted Range(1)  Multiple  Multiple   Adjusted Range(1)
                            --------  --------  -----------------  --------  --------   -----------------
Small Cap Peer Group
LTM Sales                    0.81x     0.36x    0.17x    -   0.47x   0.86x    0.48x     0.21x    -    0.53x
LTM EBIT                      7.4x      6.9x     4.1x    -    9.8x    9.2x     7.9x      7.0x    -     8.8x
LTM EBITDA                    5.1x      3.6x     2.9x    -    4.3x    6.2x     4.8x      4.8x    -     4.9x
LTM Net Income               16.1x     12.0x     6.5x    -   12.3x   18.6x    10.8x     10.1x    -    11.4x

Calendar 2001 Sales          0.65x        NA       NA     -     NA   0.71x    1.02x        NA    -       NA
Calendar 2001 Net Income      8.7x      3.9x       NA     -     NA    7.3x       NA        NA    -       NA

Large Cap Peer Group
LTM Sales                              1.19x    0.55x    -   2.23x            1.18x     0.70x    -    1.96x
LTM EBIT                                8.4x     6.2x    -    8.9x             8.5x      7.1x    -    12.8x
LTM EBITDA                              6.4x     4.1x    -    9.4x             6.1x      5.1x    -     9.9x
LTM Net Income                         13.3x     7.8x    -   31.0x            13.7x     11.1x    -    16.3x
Calendar 2001 Sales                    1.06x    0.95x    -   1.13x            1.10x     0.68x    -    1.33x
Calendar 2001 Net Income               11.2x     9.3x    -   14.4x            12.0x     10.9x    -    17.9x



($ in thousands)                          May 4,  2001
                            -----------------------------------------
                             QUIZ      Median
                            Multiple   Multiple     Adjusted Range(1)
                            --------   --------     -----------------
Small Cap Peer Group
LTM Sales                    0.85x      0.50x      0.23x    -     0.53x
LTM EBIT                      9.2x       7.9x       7.0x    -      9.8x
LTM EBITDA                    6.1x       5.0x       3.5x    -      5.0x
LTM Net Income               18.3x      13.2x      11.9x    -     16.0x

Calendar 2001 Sales          0.71x      1.07x         NA    -        NA
Calendar 2001 Net Income      7.3x         NA         NA    -        NA

Large Cap Peer Group
LTM Sales                               1.21x      0.85x    -     2.07x
LTM EBIT                                 9.0x       8.1x    -     12.9x
LTM EBITDA                               6.9x       5.7x    -     14.7x
LTM Net Income                          15.1x      11.7x    -     17.6x
Calendar 2001 Sales                     1.22x      0.75x    -     1.51x
Calendar 2001 Net Income                14.4x      11.2x    -     18.3x



(1) Excludes highest two and lowest two values, unless five or fewer data points

o The median trading multiples for the small cap peer group have increased since October 31, 2000 (reflecting takeover speculation), while the change in median multiples for the large cap peer group is more mixed

o Quizno's continues to trade at premiums to the trading multiples for the small cap group despite the expansion in multiples

                                                   [TUCKER ANTHONY SUTRO LOGO] 7

Comparable Publicly Traded Company Analysis
--------------------------------------------------------------------------------

(Amounts in 000's)

Quizno's Results-LTM as of      Valuation Multiple Range  Enterprise Value   Net Debt(1)    Equity Value    Price per Share(2)

Revenues - 3/31/01       $48,979    0.50x - 1.00x        $24,490 - $48,979    $21,008       n.m. - $27,971     n.m. - $9.10
Revenues - 6/30/01       $51,220    0.50x - 0.93x        $25,610 - $47,378    $21,008     $4,602 - $26,370     n.m. - $8.58
Revenue - 12/31/01       $55,579    0.50x - 0.85x        $27,790 - $47,242    $21,008     $6,782 - $26,234     n.m. - $8.54
EBITDA - 3/31/01          $7,594     5.0x -  6.5x        $37,972 - $49,364    $21,008    $16,964 - $28,356    $5.52 - $9.23
EBITDA - 6/30/01          $8,647     4.7x -  5.8x        $40,643 - $50,155    $21,008    $19,635 - $29,147    $6.39 - $9.49
EBIT - 3/31/01            $5,196     7.0x -  9.2x        $36,370 - $47,801    $21,008    $15,362 - $26,793    $5.00 - $8.72
EBIT - 6/30/01            $5,934     6.5x -  8.0x        $38,569 - $47,470    $21,008    $17,561 - $26,462    $5.72 - $8.61
Net Income - 12/31/01(3)  $2,012     9.0x - 12.0x        $39,116 - $45,152    $21,008    $18,108 - $24,144    $5.89 - $7.86
---------------------------------------------------------------------------------------------------------------------------
Tucker Anthony Sutro Capital Markets Estimate                                                                 $6.50   $8.75
---------------------------------------------------------------------------------------------------------------------------

(1) Net debt as of March 31, 2001

(2) Based upon fully diluted shares outstanding of 3.1 million as of April 30, 2001

(3) Pre-tax income taxed at a normalized 40%


                                                   [TUCKER ANTHONY SUTRO LOGO] 8

Trading Multiples for Selected Comparable Companies
--------------------------------------------------------------------------------

($ in millions, except per share amounts)

                                                                                    Enterprise Value Multiples
                                        5/4/01              Market               --------------------------------
                                        Stock   Common     Value of   Enterprise  Calendar   LTM     LTM     LTM
Company                         Ticker  Price  Shares (1)  Equity(2)   Value (3) 2001 Sales  Sales   EBITDA  EBIT    LTM
Comparable Companies Market Cap < $125  million
Blimpie International,Inc       BLM     $1.50       9.2       $13.9        $5.9       NA     0.19x   3.0x    6.5x   18.3x
Checkers Drive-In Rest.         CHKR    $5.99       9.8       $58.5       $98.6       NA     0.54x   5.0x    9.8x   13.2x
Jerry's Famous Deli, Inc.       DELI    $4.95       4.7       $23.1       $34.7       NA     0.50x   5.0x    10.4x  16.0x
Pizza Inn, Inc.                 PZZI    $2.07      10.6       $21.9       $34.4       NA     0.53x   5.5x    7.0x    9.0x
Schlotzsky's, Inc.              BUNZ    $4.44       7.3       $32.6       $64.3    1.07x     1.09x     NM      NM     NEG
Sizzler International           SZ      $1.48      27.6       $40.9       $56.3       NA     0.23x   3.5x    7.9x   11.9x
Wall Street Deli Inc.           WSDI    $0.68       2.9        $2.0        $5.2       NA     0.11x     NM      NM     NEG
                                                -------------------------------------------------------------------------
                                                Mean:         $27.5       $42.8    1.07x     0.46x   4.4x    8.3x   13.7x
                                                Median:       $23.1       $34.7    1.07x     0.50x   5.0x    7.9x   13.2x
                                                -------------------------------------------------------------------------

Comparable Companies Market Cap > $125  million
Applebee's Int'l, Inc.          APPB    $43.50     24.4    $1,060.7    $1,139.9    1.51x     1.61x   7.6x    10.2x  17.1x
Brinker International, Inc.     EAT     $28.00     99.1    $2,775.3    $2,884.8    1.08x     1.21x   8.9x    12.9x  14.4x
BUCA, Inc.                      BUCA    $21.75     16.1      $351.2      $343.7    1.88x     2.41x   18.1x      NM     NM
Cheesecake Factory              CAKE    $37.85     31.5    $1,193.6    $1,150.6    2.11x     2.49x   18.2x      NM     NM
IHOP Corp.                      IHP     $20.08     20.1      $404.3      $632.5       NA     2.07x   6.8x    8.0x   11.5x
Landry's Seafood Restaur.       LNY     $15.26     21.5      $328.1      $457.0    0.65x     0.88x   7.0x    14.5x  22.5x
Lone Star Steakhouse            STAR    $12.70     20.0      $254.3      $225.2    0.37x     0.39x   4.2x    8.8x   17.6x
Outback Steakhouse, Inc.        OSI     $28.90     76.1    $2,199.6     2,101.5    0.99x     1.07x   6.7x    8.3x   15.9x
P.F. Chang's China Bistro       PFCB    $37.88     11.7      $443.3      $454.7    1.45x     1.78x   14.7x     NM      NM
-------------------------------------------------------------------------------------------------------------------------
Papa Johns International        PZZA    $27.85     22.7      $633.4      $770.0    0.75x     0.80x   6.5x    9.1x   13.7x
-------------------------------------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.              RI      $18.13     63.2    $1,145.3    $1,149.6       NA     1.45x   9.3x    13.4x  22.5x
Ryan's Family Steak House       RYAN    $13.70     31.1      $426.1      $614.6       NA     0.85x   5.7x    7.9x   10.4x
TRICON Global Restaurants       YUM     $41.96    147.1    $6,171.8    $8,462.8    1.22x     1.21x   6.2x    8.1x   11.7x
VICORP Restaurants, Inc.        VRES    $25.64      6.8      $135.7      $140.3       NA     0.37x   3.5x    5.8x   11.8x
Wendy's International           WEN     $25.17    114.3    $2,878.0    $2,960.6    1.22x     1.30x   6.9x    9.5x   16.7x
                                                -------------------------------------------------------------------------
                                                Mean:      $1,360.0    $1,565.9     1.2x     1.33x   8.7x    9.7x   15.5x
                                                Median:      $633.4      $770.0     1.2x     1.21x   6.9x    9.0x   15.1x
                                                -------------------------------------------------------------------------

Subject Company
Quizno's - 3/31/00 (7)                   $7.35      2.3       $17.2       $38.2    0.70x     0.78x   5.0x    7.4x   13.5x




                                       Equity Value Multiples
                                ------------------------------------
                                Calendar P/E          Book    3-5 Yr
Company                           2001        2002    Value   Growth (4) Type (6)

Comparable Companies Market Cap < $125  million
Blimpie International,Inc          NEG         NA      0.7x       NA      F
Checkers Drive-In Rest.             NA         NA      1.1x       NA      B
Jerry's Famous Deli, Inc.           NA         NA      0.8x       NA      O
Pizza Inn, Inc.                     NA         NA        NM       NA      F
Schlotzsky's, Inc.                  NA         NA      0.4x    12.0%      B
Sizzler International               NA         NA      0.8x       NA      B
Wall Street Deli Inc.               NA         NA      0.3x       NA      O
                        --------------------------------------------
                        Mean:        -          -      0.7x    12.0%
                        Median:      -          -      0.8x    12.0%
                        --------------------------------------------

Comparable Companies Market Cap > $125  million
Applebee's Int'l, Inc.           15.9x      13.7x      3.8x    15.1%      B
Brinker International, Inc.      18.5x         NA      3.4x       NA      B
BUCA, Inc.                       28.6x      22.0x      3.4x    34.4%      O
Cheesecake Factory                  NM      25.9x      4.8x    25.5%      O
IHOP Corp.                       10.5x       9.2x      1.5x       NA      B
Landry's Seafood Restaur.        14.7x      12.9x      0.9x    21.5%      O
Lone Star Steakhouse             11.2x         NA      0.6x    13.3%      O
Outback Steakhouse, Inc.         14.0x      12.2x      2.7x    18.5%      B
P.F. Chang's China Bistro           NM      24.9x      5.7x    36.4%      O
--------------------------------------------------------------------
Papa Johns International         13.9x      13.0x      3.8x       NA      B
--------------------------------------------------------------------
Ruby Tuesday, Inc.               18.3x         NA      4.1x    19.0%      O
Ryan's Family Steak House        10.0x       9.4x      1.5x       NA      B
TRICON Global Restaurants        13.3x      12.1x       NEG    15.0%      B
VICORP Restaurants, Inc.            NA         NA      1.0x       NA      B
Wendy's International            14.7x      13.2x      2.6x    14.9%      B

                        --------------------------------------------
                        Mean:    15.3x      15.3x      2.8x    21.3%
                        Median:  14.4x      13.0x      3.0x    18.7%
                        --------------------------------------------

Subject Company
Quizno's - 3/31/00 (7)            7.3x       4.0x       NEG    22.7%      B


Notes:

(1)  Latest reported common shares outstanding, in millions.

(2) Market Value of Equity calculated by multiplying current market price by number of common shares outstanding.

(3) Enterprise Value equals net debt plus market value of equity plus book value of preferred stock and minority interests.

(4) First Call consensus estimated annual increase in operating earnings over the next (3-5 years).

(5)  2000 P/E ratio as a percentage of 3-5 year growth rate.

(6)  Refers to type of business;   F= Franchisor,    O= Operator,   B= Both

(7)  Shares as of 12/31/00 10Q.

*    "LTM" or "Latest Twelve Months" represents last four quarters reported.

                                                  [TUCKER ANTHONY SUTRO LOGO]  9

Margin Analysis for Selected Comparable Companies
--------------------------------------------------------------------------------


                                                               LTM Margins
                                               --------------------------------------------
                                               Gross      SG&A                        Net
 Company                             Ticker    Profit    Expense   EBITDA    EBIT    Income
----------------------------------------------------------------------------------------------
Comparable Companies Market Cap <$125 million
Blimpie International,Inc             BLM       47.7%      44.8%     6.3%     2.9%     2.3%
Checkers Drive-In Rest.               CHKR      21.6%      15.5%    10.8%     5.6%     2.6%
Jerry's Famous Deli, Inc.             DELI      60.4%      55.6%     9.9%     4.8%     2.1%
Pizza Inn, Inc.                       PZZI      14.1%       6.6%     9.6%     7.5%     4.0%
Schlotzsky's, Inc.                    BUNZ      53.8%      56.7%     3.4%      NEG      NEG
Sizzler International                  SZ       34.9%      31.9%     6.6%     3.0%     1.5%
Wall Street Deli Inc.                 WSDI       4.9%      11.4%      NEG      NEG      NEG

                                     ---------------------------------------------------------
                                     Mean:      33.9%      31.8%     7.8%     4.8%     2.5%
                                     Median:    34.9%      31.9%     8.1%     4.8%     2.3%
                                     ---------------------------------------------------------

Comparable Companies Market Cap > $125 million
Applebee's Int'l, Inc.                APPB      48.3%      32.6%    21.1%    15.8%     9.3%
Brinker International, Inc.           EAT       69.3%      59.8%    13.6%     9.4%     5.9%
BUCA, Inc.                            BUCA      37.6%      29.1%    13.3%     8.5%     5.7%
Cheesecake Factory                    CAKE      39.5%      28.9%    13.7%    10.5%     7.5%
IHOP Corp.                            IHP       60.9%      35.2%    30.6%    26.1%    11.7%
Landry's Seafood Restaur.             LNY       35.2%      29.2%    12.4%     6.0%     3.1%
Lone Star Steakhouse                  STAR      59.9%      55.5%     9.4%     4.4%     3.3%
Outback Steakhouse, Inc.              OSI       35.5%      22.8%    15.9%    12.9%     7.3%
P.F. Chang's China Bistro             PFCB      39.2%      30.3%    12.1%     8.7%     4.4%
----------------------------------------------------------------------------------------------
Papa Johns International              PZZA      36.0%      27.2%    12.4%     8.8%     5.0%
----------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                     RI       39.9%      31.6%    15.6%    10.8%     6.6%
Ryan's Family Steak House             RYAN      28.7%      18.0%    14.9%    10.7%     5.9%
TRICON Global Restaurants             YUM       48.4%      36.3%    19.6%    14.9%     7.6%
VICORP Restaurants, Inc.              VRES      38.1%      31.7%    10.7%     6.4%     3.9%
Wendy's International                 WEN       44.0%      30.3%    18.8%    13.7%     8.1%

                                     ---------------------------------------------------------
                                     Mean:      44.0%      33.2%    15.6%    11.2%     6.3%
                                     Median:    39.5%      30.3%    13.7%    10.5%     5.9%
                                     ---------------------------------------------------------

Subject Company
Quizno's - 12/31/00                              n.m.       n.m.    15.5%    10.6%     3.4%
----------------------------------------------------------------------------------------------


                                                                 LTM Leverage Ratios
                                              --------------------------------------------------------
                                                  Total       Net       Net                              LTM          LTM
                                                 Debt/      Debt/     Debt/      EBITDA/    Op. Inc./  Return on   Return on
 Company                         Ticker       Total Cap(1)  EBITDA   Op. Inc.   Int. Exp.   Int. Exp.  Equity (2)  Capital (3)
------------------------------------------------------------------------------------------------------------------------------
Comparable Companies Market Cap <$125 million
Blimpie International,Inc         BLM              0.0%       NM         NM          NM          NM        3.8%       6.6%
Checkers Drive-In Rest.           CHKR            44.5%     2.0x       3.9x        3.3x        1.7x        9.5%       5.1%
Jerry's Famous Deli, Inc.         DELI            33.0%     1.6x       3.3x        6.2x        3.0x        5.3%       3.7%
Pizza Inn, Inc.                   PZZI           100.1%     2.0x       2.6x        6.6x        5.2x      121.9%      19.9%
Schlotzsky's, Inc.                BUNZ            31.6%    15.6x         NM          NM          NM         NEG       NEG
Sizzler International              SZ             49.1%     1.0x       2.1x        8.9x        4.0x        7.2%       5.5%
Wall Street Deli Inc.             WSDI            43.0%       NM         NM         NEG         NEG         NEG        NEG

                                 -----------------------------------------------------------------------------------------
                                 Mean:            43.0%     4.4x       3.0x        6.3x        3.5x       29.6%       8.2%
                                 Median:          43.0%     2.0x       2.9x        6.4x        3.5x        7.2%       5.5%
                                 -----------------------------------------------------------------------------------------

Comparable Companies Market Cap > $125 million
Applebee's Int'l, Inc.            APPB            25.3%     0.5x       0.7x       19.1x       14.3x       24.6%      18.2%
Brinker International, Inc.       EAT             15.7%     0.3x       0.5x       40.7x       28.3x       18.8%      15.0%
BUCA, Inc.                        BUCA             1.9%       NM         NM          NM          NM        9.7%       8.3%
Cheesecake Factory                CAKE             0.0%       NM         NM          NM          NM       15.9%      16.7%
IHOP Corp.                        IHP             46.3%     2.4x       2.9x        4.3x        3.7x       14.4%       7.2%
Landry's Seafood Restaur.         LNY             31.4%     2.0x       4.1x          NM          NM        4.3%       3.2%
Lone Star Steakhouse              STAR             0.0%       NM         NM          NM          NM        4.1%       4.7%
Outback Steakhouse, Inc.          OSI              2.3%       NM         NM          NM          NM       19.1%      20.2%
P.F. Chang's China Bistro         PFCB            18.8%     0.3x       0.5x          NM          NM       15.8%      12.7%
--------------------------------------------------------------------------------------------------------------------------
Papa Johns International          PZZA            48.0%     1.1x       1.6x       16.4x       11.7x       21.0%      15.9%
--------------------------------------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                 RI              5.5%     0.0x       0.1x          NM          NM       20.7%      18.2%
Ryan's Family Steak House         RYAN            42.4%     1.8x       2.4x        7.5x        5.4x       15.0%       9.0%
TRICON Global Restaurants         YUM            126.3%     1.7x       2.2x        7.9x        6.0x         NEG      27.0%
VICORP Restaurants, Inc.          VRES             7.1%     0.1x       0.2x       53.5x       31.9x       10.9%      10.9%
Wendy's International             WEN             20.9%     0.2x       0.3x       27.0x       19.6x       16.8%      15.2%

                                 -----------------------------------------------------------------------------------------
                                 Mean:            26.1%     1.0x       1.4x       22.1x       15.1x       15.1%      13.5%
                                 Median:          18.8%     0.5x       0.7x       17.8x       13.0x       15.8%      15.0%
                                 -----------------------------------------------------------------------------------------

Subject Company
Quizno's - 12/31/00                              193.5%     2.8x       4.0x        3.7x        2.5x         NEG      11.1%
--------------------------------------------------------------------------------------------------------------------------

Notes:
(1) Total Capital represents net debt plus total shareholders' equity plus minority interest.
(2) LTM Return on Equity equals LTM net income before non-recurring items divided by common shareholders' equity.
(3) LTM Return on Invested Capital equals LTM operating income before non-recurring items divided by total capital.

                                                 [TUCKER ANTHONY SUTRO LOGO]  10

Financial Performance for Selected Comparable Companies
--------------------------------------------------------------------------------

($ in millions, except per share amounts)

                                      Fiscal   LTM
                                       Year    Data    Total      Cash &     Net
Company                         Ticker  End    as of   Debt    Equivalents   Debt
Comparable Companies Market Cap < $125 million

Blimpie International,Inc       BLM     6/00   12/00     $0.0     $7.9      ($7.9)
Checkers Drive-In Rest.         CHKR   12/00   12/00    $40.5     $0.9      $39.6
Jerry's Famous Deli, Inc.       DELI   12/00   12/00    $12.9     $1.8      $11.1
Pizza Inn, Inc.                 PZZI    6/00   12/00    $12.9     $0.4      $12.5
Schlotzsky's, Inc.              BUNZ   12/00   12/00    $32.9     $1.2      $31.8
Sizzler International           SZ      4/00    1/01    $33.5    $18.1      $15.4
Wall Street Deli Inc.           WSDI    6/00   12/00     $3.8     $0.6       $3.2

Comparable Companies Market Cap > $125 million
Applebee's Int'l, Inc.          APPB   12/00    3/01    $91.4    $12.1      $79.3
Brinker International, Inc.     EAT     6/00    3/01   $145.2    $35.7     $109.5
BUCA, Inc.                      BUCA   12/00    3/01     $1.8     $9.2      ($7.4)
Cheesecake Factory              CAKE   12/00    3/01     $0.0    $43.0     ($43.0)
IHOP Corp.                      IHP    12/00    3/01   $230.1     $1.9     $228.1
Landry's Seafood Restaur.       LNY    12/00   12/00   $155.1    $26.1     $129.0
Lone Star Steakhouse            STAR   12/00   12/00     $0.0    $29.0     ($29.0)
Outback Steakhouse, Inc.        OSI    12/00    3/01    $16.6   $131.6    ($115.0)
P.F. Chang's China Bistro       PFCB   12/00    3/01    $16.7     $6.4      $10.3
----------------------------------------------------------------------------------
Papa Johns International        PZZA   12/00    3/01   $145.1     $8.4     $136.7
----------------------------------------------------------------------------------
Ruby Tuesday, Inc.              RI      5/00    2/01    $15.7    $11.4       $4.3
Ryan's Family Steak House       RYAN   12/00    3/01   $201.0    $12.5     $188.5
TRICON Global Restaurants       YUM    12/00    3/01 $2,487.0   $196.0   $2,291.0
VICORP Restaurants, Inc.        VRES   10/00    1/01     $9.6    $12.1       $4.6
Wendy's International           WEN    12/00    3/01   $252.3   $169.7      $82.6

Subject Company
Quizno's - 3/31/01 (3)          QUIZ    9/00    3/01    $29.3     $8.3      $21.0



($ in millions, except per share amounts)
                                                       LTM Financial Data
                                  --------------------------------------------------  Calendar EPS (2)   Common
                                                                       Net            ----------------    Book
Company                           Sales    EBITDA     EBIT            Income  EPS (1)  2001    2002      Value
Comparable Companies Market Cap < $125 million

Blimpie International,Inc          $31.1     $2.0      $0.9          $0.7    $0.08   ($0.15)     NA      $18.5
Checkers Drive-In Rest.           $181.2    $19.6     $10.1  (8)     $4.6    $0.45       NA      NA      $50.9
Jerry's Famous Deli, Inc.          $69.6     $6.9      $3.3          $1.4    $0.31       NA      NA      $27.5
Pizza Inn, Inc.                    $64.9     $6.2      $4.9          $2.6    $0.23       NA      NA       $0.4
Schlotzsky's, Inc.                 $59.2     $2.0     ($1.7)        ($2.3)  ($0.31)      NA      NA      $72.5
Sizzler International             $241.5    $15.9      $7.2          $3.7    $0.12       NA      NA      $52.8
Wall Street Deli Inc.              $46.7    ($0.7)    ($3.0) (4)    ($3.2)  ($1.10)      NA      NA       $5.7

Comparable Companies Market Cap > $125 million

Applebee's Int'l, Inc.            $707.3   $149.3    $111.5  (5)    $65.9    $2.55    $2.74   $3.17     $281.7
Brinker International, Inc.     $2,375.3   $322.8    $224.3 (15)   $139.0    $1.95    $1.51      NA     $816.8
BUCA, Inc.                        $142.4    $19.0     $12.1  (9)     $8.0    $0.57    $0.76   $0.99     $104.4
Cheesecake Factory                $462.7    $63.2     $48.8         $34.5    $1.02    $1.18   $1.46     $249.4
IHOP Corp.                        $304.9    $93.3     $79.5         $35.6    $1.75    $1.91   $2.19     $268.6
Landry's Seafood Restaur.         $521.0    $64.8     $31.5 (10)    $16.0    $0.68    $1.04   $1.18     $364.6
Lone Star Steakhouse              $575.9    $54.1     $25.5         $19.1    $0.72    $1.13      NA     $437.8
Outback Steakhouse, Inc.        $1,962.5   $312.8    $252.5 (11)   $143.3    $1.82    $2.06   $2.37     $807.6
P.F. Chang's China Bistro         $255.9    $31.0     $22.3 (16)    $11.2    $0.96    $1.19   $1.52      $77.3
--------------------------------------------------------------------------------------------------------------
Papa Johns International          $965.6   $119.3     $84.8 (12)    $48.0    $2.03    $2.00   $2.14     $165.2
--------------------------------------------------------------------------------------------------------------
Ruby Tuesday, Inc.                $792.4   $123.3     $85.6  (6)    $52.0    $0.81    $0.99      NA     $281.1
Ryan's Family Steak House         $720.2   $107.0     $77.3 (13)    $42.7    $1.32    $1.37   $1.45     $285.5
TRICON Global Restaurants       $7,002.0 $1,371.7  $1,045.0 (14)   $532.2    $3.58    $3.16   $3.48    ($322.0)
VICORP Restaurants, Inc.          $375.3    $40.3     $24.1         $14.8    $2.17       NA      NA     $130.7
Wendy's International           $2,273.9   $427.8    $311.4  (7)   $183.9    $1.51    $1.71   $1.91   $1,126.1

Subject Company
Quizno's - 3/31/01 (3)             $49.0     $7.6      $5.2          $1.7    $0.55    $0.62   $0.41      ($5.9)


Notes:
(1)  Diluted earnings per share.
(2)  Estimates are First Call consensus estimates.
(3) LTM Net income and EPS numbers exclude $2.80 million of expenses related to impairment of long lived assets and financing-related costs
(4) Excludes charge for impairment of long-lived assets of $376,417 and gain from sale of assets $31,438.
(5)  Excludes loss on disposition of restaurants and equipment $1,265,000.
(6)  Excludes loss on sale of American Cafe and Tria's Tex-Mex Restaurants.
(7) Quarterly income statement information taken from press release dated 5/2/01 numbers exclude $18,370,000 in International charges, balance sheet information taken from 12/30/00 10K.
(8) Excludes charges for Non-cash compensation of $1.73 million, Impairment of long-lived assets of $629,000, and Gain on sale of assets of $307,000.
(9) Income statement information taken from press release dated 4/25/01 and balance sheet information taken from 12/27/00 10K.
(10) Excludes special charges of $2,000,000.
(11) Income statement information taken from press release dated 4/23/01 and balance sheet information taken from 12/31/00 10K.
(12) Quarterly income statement and balance sheet information taken from press release dated 5/1/01, numbers exclude special charges of $24,105,000 and advertising litigation expense of $1,017,000.
(13) Quarterly income statement and balance sheet information taken from press release dated 4/25/01.
(14) Quarterly income statement information taken from press release dated 5/1/01 excludes $204,000,000 of unusual item expenses and balance sheet informationtaken from 12/30/00 10K.
(15) Quarterly income statement information taken from press release dated 4/24/01 balance sheet information taken from 12/27/00 10Q.
(16) Quarterly income statement information taken from press release dated 4/25/01 balance sheet information taken from 12/31/00 10K.

                                                  [TUCKER ANTHONY SUTRO LOGO] 11


Comparable Company Transaction Analysis
----------------------------------------------------------------------------------------------------------------------------
(Amounts in 000's)

Quizno's Results -
LTM as of                    Valuation Multiple Range  Enterprise Value   Net Debt (1)   Equity Value    Price per Share (2)
----------------------------------------------------------------------------------------------------------------------------
Revenues - 3/31/01   $48,979       0.60x - 0.90x       $29,387 - $44,081    $21,008       n.m. - $23,073    n.m. -  $7.51
Revenues - 6/30/01   $51,220       0.55x - 0.80x       $28,171 - $40,976    $21,008       n.m. - $19,968    n.m. -  $6.50
EBITDA - 3/31/01      $7,594       5.5x -  7.0x        $41,769 - $53,161    $21,008    $20,761 - $32,153   $6.76 - $10.47
EBITDA - 6/30/01      $8,647       5.1x -  6.3x        $43,993 - $54,478    $21,008    $22,985 - $33,470   $7.48 - $10.89
EBIT - 3/31/01        $5,196       7.5x -  9.2x        $38,968 - $47,801    $21,008    $17,960 - $26,793   $5.85 -  $8.72
EBIT - 6/30/01        $5,934       6.9x -  8.2x        $41,165 - $48,656    $21,008    $20,157 - $27,648   $6.56 -  $9.00
----------------------------------------------------------------------------------------------------------------------------
Tucker Anthony Sutro Capital Markets Estimate                                                              $7.00    $8.75
----------------------------------------------------------------------------------------------------------------------------


(1) Net debt as of December 31, 2000
(2) Based upon fully diluted shares outstanding of 3.1 million as of April 30, 2001

                                                  [TUCKER ANTHONY SUTRO LOGO] 12

Selected Restaurant M & A Transactions
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Enterprise   Target's
  Date      Target Name /                                      Acquiror Name /                     Value       Sales
Effective   Business Description                               Business Description                ($mil)     ($mil)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Pending     Mortons Restaurant Group, Inc.                     BFMA Holding Corp.                  $223.6     $251.1
            Owns and operates restaurants                      Holding company
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Pending     Vicorp Restaurants Inc.                            Investor Group                      $178.6     $375.3
            Operates and franchises family style               Financial Buyer
            restaurants
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Pending     NPC international                                  Investor Group                      $439.0     $481.0
            Owns and operates Pizza Hut franchises             Financial Buyer
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Pending     Il Fornaio Corp.                                   Bruckman Rosser Sherrill             $76.5     $118.8
            Owns and operates full service Italian             & Co. LLC
            Restaurants                                        Financial Buyer
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Pending     Jerry's Famous Deli, Inc.                          Management/ Investor Group           $35.8      $69.6
            Owns and operates restaurants                      Financial Buyer
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Pending     Taco Cabana, Inc.                                  Carrols Corporation                 $150.7     $165.9
            Operates and franchises Mexican patio              Operator of quick service
            cafes primarily in the western US                  restaurants including Burger
                                                               Kings
----------------------------------------------------------------------------------------------------------------------
 4/26/01    Triad Restaurant Group, LLC                        Carolina Restaurant Group            $40.5         NA
            Owns and operates restaurants                      Owns and operates restaurants
----------------------------------------------------------------------------------------------------------------------
 2/28/01    Uno's Restaurant Corp. (Remaining 38% interest)    Investor Group                      $158.7     $231.2
            Operates and franchises casual dining              Management group led by
            restaurants                                        Aaron Spencer
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
12/12/00    Quizno's Corp.                                     Investor Group                       $34.2      $41.7
            Owns and franchises Italian Sub restaurants        Financial Buyer
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 12/1/00    Rainforest Cafe                                    Landry's Seafood Restaurants Inc.    $61.8     $265.2
            Owns and operates combination restaurant           Owns and operates casual dining
            & retail facilities                                seafood restaurants
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 10/2/00    Buffets, Inc.                                      Caxton-Iseman Capital               $499.7     $936.9
            Operates Buffet Style Restaurants                  Financial Buyer
----------------------------------------------------------------------------------------------------------------------
 1/13/00    Boston Chicken Inc.                                McDonald's Corporation              $173.5         NA
            Operates and franchises restaurants                Owns, operates and franchises
            specializing in complete meals                     fastfood restaurants
            featuring rotisserie roasted chicken

  1/4/99    Logan's Roadhouse Inc.                             CBRL Group Inc.                     $179.0      $90.3
            Owns and franchises roadhouse style restaurants    Owns and operates Cracker
                                                               Barrel Restaurants
----------------------------------------------------------------------------------------------------------------------
 10/1/99    Miami Subs Corp. (Remaining 70% interest)          Nathan's Famous Inc.                 $18.9      $23.5
            Owns operates and franchises quick service         Own's and operates Nathan's
            restaurants                                        Famous Foods Units
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 9/29/99    Sbarro, Inc. (Remaining 65%)                       Investors (Sbarro Family)           $395.4     $357.9
            Owns operates and franchises a chain of            Financial & Strategic Buyer
            Italian eateries
----------------------------------------------------------------------------------------------------------------------
  9/2/99    Host Marriott Services Corp.                       Autogrill SpA                       $989.1   $1,377.6
            Operates restaurants, gift shops and related       Operates restaurants, gift
            facilities at airports, travel plazas,             shops and related facilities
            and shopping malls                                 at airports,travel plazas,
                                                               and shopping malls throughout
                                                               Europe


-------------------------------------------------------------------------------------------------------------
                                                                                      Enterprise Value
                                                                                      as a Multiple of:
  Date      Target Name /                                      EBITDA    EBIT   -----------------------------
Effective   Business Description                               Margin   Margin  Sales   EBITDA  EBIT   Assets
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Pending     Mortons Restaurant Group, Inc.                      11.5%    8.3%   0.89x    7.8x   10.7x   1.9x
            Owns and operates restaurants
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Pending     Vicorp Restaurants Inc.                             11.2%    6.5%   0.48x    4.2x    7.3x   0.9x
            Operates and franchises family style
            restaurants
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Pending     NPC international                                   15.6%    9.7%   0.91x    5.8x    9.4x   1.0x
            Owns and operates Pizza Hut franchises
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Pending     Il Fornaio Corp.                                     9.3%    4.5%   0.64x    7.0x   14.2x   1.1x
            Owns and operates full service Italian
            Restaurants
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Pending     Jerry's Famous Deli, Inc.                            9.9%    4.7%   0.52x    5.2x   10.9x   0.8x
            Owns and operates restaurants
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Pending     Taco Cabana, Inc.                                   15.2%    9.8%   0.91x    6.0x    9.3x   1.4x
            Operates and franchises Mexican patio
            cafes primarily in the western US

-------------------------------------------------------------------------------------------------------------
 4/26/01    Triad Restaurant Group, LLC                            NA      NA      NA      NA      NA     NA
            Owns and operates restaurants
-------------------------------------------------------------------------------------------------------------
 2/28/01    Uno's Restaurant Corp. (Remaining 38% interest)     13.2%    7.5%   0.69x    5.2x    9.1x   0.9x
            Operates and franchises casual dining
            restaurants
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
12/12/00    Quizno's Corp.                                       9.6%    5.0%   0.82x    8.6x   16.3x   0.8x
            Owns and franchises Italian Sub restaurants
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 12/1/00    Rainforest Cafe                                      9.7%    2.1%   0.23x    2.4x   11.2x   0.4x
            Owns and operates combination restaurant
            & retail facilities
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 10/2/00    Buffets, Inc.                                       12.1%    7.5%   0.53x    4.4x    7.1x   1.0x
            Operates Buffet Style Restaurants
-------------------------------------------------------------------------------------------------------------
 1/13/00    Boston Chicken Inc.                                    NA      NA      NA      NA      NA     NA
            Operates and franchises restaurants
            specializing in complete meals
            featuring rotisserie roasted chicken

  1/4/99    Logan's Roadhouse Inc.                              18.4%   13.3%   1.98x   10.8x   14.9x   2.0x
            Owns and franchises roadhouse style restaurants

-------------------------------------------------------------------------------------------------------------
 10/1/99    Miami Subs Corp. (Remaining 70% interest)           13.2%    7.1%   0.80x    6.1x   11.3x   0.6x
            Owns operates and franchises quick service
            restaurants
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 9/29/99    Sbarro, Inc. (Remaining 65%)                        16.1%   15.5%   1.10x    6.9x    7.1x     NA
            Owns operates and franchises a chain of
            Italian eateries
-------------------------------------------------------------------------------------------------------------
  9/2/99    Host Marriott Services Corp.                         8.6%    4.3%   0.72x    8.3x   16.6x   1.7x
            Operates restaurants, gift shops and related
            facilities at airports, travel plazas,
            and shopping malls





                                                  [TUCKER ANTHONY SUTRO LOGO] 13

--------------------------------------------------------------------------------

                                                                                          Enterprise  Target's
  Date     Target Name /                            Acquiror Name /                          Value     Sales    EBITDA   EBIT
Effective  Business Description                     Business Description                     ($mil)    ($mil)   Margin  Margin
 8/16/99   Rock Bottom Restaurants Inc.             RB Capital Inc.                          $106.4    $160.1    11.8%    5.5%
           Owner and Operater of sit down           Financial Buyer
           restaurants and breweries

 8/10/99   Rally's Hamburgers Inc. (74% interest)   Checker's Drive-in Restaurants Inc.      $229.0    $147.8    10.5%    3.2%
           Operates and franchises drive thru       Operates and franchises drive thru
           quick service hamburger restaurants      quick service hamburger restaurants

  7/6/99   Coffee People Inc.                       Diedrich Coffee Inc.                      $33.5     $44.3     7.5%    3.4%
           Sells coffee beverages and various       Sells coffee beverages and
           related items                            various related items

  4/5/99   Back Bay Restaurant Group                SRC Holdings Inc.                         $38.5     $95.9     9.0%    4.5%
           Owns and operates full service           Restaurant Holding Company
           restaurants in New England

 1/25/99   Spaghetti Warehouse Inc.                 Cracken Harkey & Co. LLC                  $60.0     $66.0     9.2%    3.4%
           Holding company for subsidiaries         Financial Buyer
           who operate restaurants

12/15/98   Lyon's Restaurants Inc.                  ICH Corporation                           $22.6    $124.2     6.4%    0.8%
           Owns and operates restaurants            Restaurant Holding Company

11/30/98   Miami Subs Corp. (30% interest)          Nathan's Famous Inc.                      $10.5     $23.4    12.6%    6.5%
           Owns operates and franchises quick       Owns and operates Nathan's
           service restaurants                      Famous Foods Units

11/25/98   Manhatten Bagel Co.                      New World Coffee & Bagels Inc.            $20.0     $36.9      NEG     NEG
           Owns and operates bagel stores           Owns and operates coffee and
           and bakeries                             bagel shops and bakeries

 7/21/98   Bertucci's Inc.                          NE Restaurant Company                    $104.9    $136.7    11.1%    4.8%
           Operates Italian restaurants             Restaurant Holding Company

  7/9/98   Pollo Tropical Inc.                      Carrols Corporation                       $89.4     $67.7    18.0%   14.5%
           Owns and operates quick service          Operator of quick service restaurants
           restaurants in a tropical setting        including Burger Kings

  7/7/98   Houlihan's Restaurants Group Inc.        Scroggin Ventures Inc.                   $127.0    $149.5       NA      NA
           Holding company which owns and           Financial Buyer
           operates casual dining restaurants

 4/27/98   The Epicure Market                       Jerry's Famous Deli Inc.                   $9.1     $13.6       NA      NA
           Operates a bread and sandwich deli       Operates New York style deli
                                                    restaurants

                                                    Mean - Highlighted                       $183.2    $269.6    12.1%    7.2%
                                                    Median - Highlighted                     $106.4    $165.9    11.5%    6.5%

                                                    Mean - Since 1/1/99                      $204.1    $279.0    11.7%    6.6%
                                                    Median - Since 1/1/99                    $154.7    $160.1    11.2%    5.5%

                                                    Mean - All                               $160.9    $225.1    11.7%    6.6%
                                                    Median - All                              $97.2    $130.5    11.2%    5.5%





                                                         Enterprise Value
                                                         as a Multiple of:
  Date                                              -----  ------    ----  ------
Effective                                           Sales  EBITDA    EBIT  Assets
 8/16/99   Rock Bottom Restaurants Inc.             0.66x   5.6x    12.2x   1.0x
           Owner and Operater of sit down
           restaurants and breweries

 8/10/99   Rally's Hamburgers Inc. (74% interest)   1.55x  14.7x    48.1x   1.9x
           Operates and franchises drive thru
           quick service hamburger restaurants

  7/6/99   Coffee People Inc.                       0.75x  10.1x    22.0x   0.6x
           Sells coffee beverages and various
           related items

  4/5/99   Back Bay Restaurant Group                0.40x   4.5x     8.9x   0.9x
           Owns and operates full service
           restaurants in New England

 1/25/99   Spaghetti Warehouse Inc.                 0.91x   9.9x    26.6x   1.0x
           Holding company for subsidiaries
           who operate restaurants

12/15/98   Lyon's Restaurants Inc.                  0.18x   2.9x    21.6x     NA
           Owns and operates restaurants

11/30/98   Miami Subs Corp. (30% interest)          0.45x   3.6x     7.0x   0.3x
           Owns operates and franchises quick
           service restaurants

11/25/98   Manhatten Bagel Co.                      0.54x    NEG      NEG   0.7x
           Owns and operates bagel stores
           and bakeries

 7/21/98   Bertucci's Inc.                          0.77x   6.9x    16.1x   1.0x
           Operates Italian restaurants

  7/9/98   Pollo Tropical Inc.                      1.32x   7.3x     9.1x   2.2x
           Owns and operates quick service
           restaurants in a tropical setting

  7/7/98   Houlihan's Restaurants Group Inc.        0.85x     NA       NA     NA
           Holding company which owns and
           operates casual dining restaurants

 4/27/98   The Epicure Market                       0.67x     NA       NA     NA
           Operates a bread and sandwich deli


                                                    0.70x   5.7x    10.3x   1.0x
                                                    0.69x   5.8x    10.7x   0.9x

                                                    0.82x   7.0x    14.4x   1.1x
                                                    0.75x   6.1x    11.2x   1.0x

                                                    0.75x   6.3x    11.0x   1.1x
                                                    0.72x   6.0x    10.7x   1.0x



Notes:

1) Bolded items excluded from means and medians

2) The Rainforest Cafe deal was announced on 9/26/00 and is a 2nd attempt at the merger


                                                  [TUCKER ANTHONY SUTRO LOGO] 14

Take Private Premiums vs. 52 Week Highs and Lows
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  Date       Date
Announced  Effective  Target Name                               Acquiror Name
----------------------------------------------------------------------------------------------
5/1/01      Pending   Morton's Restaurant Group                 BFMA (Carl Icahn-controlled)
4/20/01     Pending   Giant Group, Ltd.                         Giant Group, Ltd.
4/19/01     Pending   Uno Restaurant Corp.                      Management Group
4/16/01     Pending   Ugly Duckling Corp. (Remaining Interest)  Investor Group
4/3/01      Pending   Jerry's Famous Deli, Inc.                 Management Group/Self Tender
3/26/01     Pending   CSFBDirect                                Credit Suisse First Boston
3/15/01     Pending   Dairy Mart Convenience Stores, Inc.       DM Acquisition Corp.
3/13/01     Pending   Roy F. Weston                             Investor Group
02/15/01    05/02/01  VICORP Restaurants                        Investor Group
01/26/01    Pending   Perry County Financial Corp.              Jefferson County Bancshares
01/18/01    Pending   Hahn Automotive Warehouse, Inc.           Management Group
12/27/00    Pending   Venturian Corp.                           Investor Group
12/26/00    02/25/01  Netcreations Inc.                         Seat Pagine Gialle SPA
12/22/00    04/10/01  Michael Foods Inc.                        Investor Group
12/16/00    03/08/01  Crown Central Petroleum Corp.             Rosemore Inc.
12/11/00    04/30/01  PBOC Holdings Inc.                        FBOP Corp.
11/16/00    Pending   Il Fornaio Corp.                          Bruckmann, Rousser, Sherrill & Co.
10/06/00    12/20/00  Taco Cabana, Inc.                         Carrols Corp.
09/19/00    Pending   Stratosphere Corp                         American Real Estate Partners
09/19/00    11/02/00  US Franchise Systems Inc                  Pritzker Group
09/18/00    12/28/00  Langer Biomechanics Group Inc             OrthoStrategies Inc
08/28/00    Pending   800-JR Cigar Inc                          Investor Group
08/04/00    09/22/00  EndoSonics Corp                           Jomed NV
08/04/00    11/08/00  PDK Labs Inc                              PDK Acquisition Corp
08/02/00    11/28/00  MascoTech Inc                             Heartland Industrial Partners
06/27/00    09/22/00  National-Standard Co                      Heico Holding Inc
06/22/00    02/28/01  Johns Manville Corp                       Hicks, Muse, Tate & Furst
06/20/00    08/02/00  Justin Industries Inc                     Berkshire Hathaway Inc
06/16/00    08/31/00  Pacific Gateway Properties                Mission Orchard Statutory
06/06/00    Pending   PSC Inc                                   Welch Allyn Inc
06/05/00    09/28/00  Buffets Inc                               Investor Group
05/29/00    09/29/00  Mark IV Industries Inc                    Investor Group
05/26/00    11/21/00  Acme Electric Corp                        Key Components LLC(Kelso & Co)
05/26/00    07/20/00  KLLM Transport Services Inc               High Road Acquisition Corp
05/25/00    08/11/00  Protocol Systems Inc                      Welch Allyn Inc
05/17/00    10/15/00  Petco Animal Supplies Inc                 Investor Group

--------------------------------------------------------------------------------
  Date         Tender       52 Week     52 Week         52 Week        52 Week
Announced      Price         High     High Premium        Low        Low Premium
--------------------------------------------------------------------------------
5/1/01        $28.25        $24.50        15.3%          $17.75         59.2%
4/20/01        $0.50         $0.88       (43.2%)          $0.14        257.1%
4/19/01        $9.75        $12.63       (22.8%)          $6.06         60.9%
4/16/01        $7.00         $8.13       (13.9%)          $3.19        119.4%
4/3/01         $5.30         $4.63        14.6%           $1.16        358.4%
3/26/01        $4.00        $15.06       (73.4%)          $2.50         60.0%
3/15/01        $4.50         $5.94       (24.2%)          $1.75        157.1%
3/13/01        $5.02         $4.69         7.0%           $2.03        147.3%
02/15/01      $25.65        $24.50         4.7%          $16.31         57.2%
01/26/01      $23.50        $22.75         3.3%          $15.00         56.7%
01/18/01       $1.00         $1.38       (27.5%)          $0.38        163.2%
12/27/00       $3.00         $7.90       (62.0%)          $4.00        (25.0%)
12/26/00       $7.00        $62.00       (88.7%)          $9.20        (23.9%)
12/22/00      $30.10        $26.60        13.2%          $19.60         53.6%
12/16/00      $10.50         $9.80         7.1%           $4.80        118.8%
12/11/00      $10.00         $9.90         1.0%           $7.60         31.6%
11/16/00      $14.00        $10.00        40.00%          $6.00        133.3%
10/06/00       $9.04         $9.63        (6.1%)          $4.13        118.9%
09/19/00      $44.32        $47.00        (5.7%)         $21.00        111.0%
09/19/00       $5.00        $17.31       (71.1%)          $4.13         21.2%
09/18/00       $1.75         $2.13       (17.6%)          $1.25         40.0%
08/28/00      $13.00        $12.88         1.0%           $7.63         70.5%
08/04/00      $11.00         $9.00        22.2%           $3.19        245.1%
08/04/00       $5.00         $5.19        (3.6%)          $3.00         66.7%
08/02/00      $16.90        $17.50        (3.4%)         $10.50         60.95%
06/27/00       $1.00         $5.75       (82.6%)          $0.94          6.67%
06/22/00      $13.63        $14.81        (8.0%)          $7.50         81.67%
06/20/00      $22.00        $21.88         0.6%          $13.00         69.23%
06/16/00      $12.60        $11.94         5.5%           $7.31         72.31%
06/06/00       $8.45        $10.13       (16.5%)          $3.50        141.43%
06/05/00      $13.85        $12.88         7.6%           $8.06         71.78%
05/29/00      $23.00        $23.63        (2.6%)         $16.56         38.87%
05/26/00       $9.00         $7.44        21.0%           $4.63         94.59%
05/26/00       $8.05         $8.75        (8.0%)          $4.00        101.25%
05/25/00      $16.00        $15.69         2.0%           $6.00        166.67%
05/17/00      $22.00        $18.38        19.7%           $9.38        134.67%

                                                 [TUCKER ANTHONY SUTRO LOGO]  15

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  Date       Date
Announced  Effective  Target Name                               Acquiror Name
----------------------------------------------------------------------------------------------
05/11/00    10/01/00  Old Guard Group Inc                       Ohio Farmers Insurance Co
05/10/00    06/26/00  WMF Group Ltd                             Prudential Mortgage Capital
04/24/00    07/17/00  Cherry Corp                               Investor Group
03/24/00    05/26/00  Tubby's Inc                               R Corp
03/23/00    10/04/00  US Can Corp                               Investor Group
03/07/00    06/01/00  Duff & Phelps Credit Rating Co            Fitch IBCA(FIMALAC SA)
03/06/00    04/24/00  Data Transmission Network Corp            VS&A Commun Partners III LP
02/04/00    07/26/00  BNC Mortgage, Inc.                        Investors
01/31/00    08/04/00  Jason, Inc                                Saw Mill Capital Fund LLP/Investor Group
01/26/00    Pending   Omega Worldwide Inc.                      Investors (Todd Robinson)
01/19/00    06/16/00  Dayton Superior Corporation               Odyssey Investment Partners/Investors

------------------------------------------------------------------------------------
  Date         Tender       52 Week     52 Week         52 Week        52 Week
Announced      Price         High     High Premium        Low        Low Premium
------------------------------------------------------------------------------------
05/11/00      $12.00        $14.25      (15.8%)          $9.50         26.32%
05/10/00       $8.90         $8.72        2.1%           $2.44        265.13%
04/24/00      $18.75        $24.00      (21.9%)         $10.00         87.50%
03/24/00       $1.10         $1.13       (2.2%)          $0.41        170.77%
03/23/00      $20.00        $25.63      (22.0%)         $12.50         60.00%
03/07/00     $100.00        $97.01        3.1%          $51.50         94.17%
03/06/00      $29.00        $28.94        0.2%          $16.50         75.76%
02/04/00      $10.00         $8.97       11.5%           $4.44        125.35%
01/31/00      $11.25        $10.38        8.4%           $5.88         91.49%
01/26/00       $5.34         $6.00      (11.0%)          $3.44         55.35%
01/19/00      $27.00        $24.00       12.5%          $11.94        126.18%
-------------------------------------------------------------------
 Mean:                       (9.2%)                         99.5%
 Median:                     (2.2%)                        81.67%
-------------------------------------------------------------------

Source: Securities Data Corp.


                                                 [TUCKER ANTHONY SUTRO LOGO]  16

Future Trading Price Analysis
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
(amounts in 000's)                         June 30, 2001  December 31, 2001  December 31, 2002
-----------------------------------------------------------------------------------------------
Sales                                         $51,220          $55,579           $59,929
    Multiple                                    0.90x            0.90x             0.90x
    Implied Value                             $46,098          $50,021           $53,936
    Debt Net of Available Cash                $20,100          $14,560            $7,873
    Equity Value                              $25,998          $35,461           $46,063
    Present Value @ 37.5%                     $24,008          $27,927           $26,383
    Fully Diluted Shares Outstanding            3,072            3,072             3,072

  ----------------------------------------------------------------------------------------
    Value per Share                             $7.81            $9.09             $8.59
  ----------------------------------------------------------------------------------------

EBIT                                           $5,934           $6,726            $9,006
    Multiple                                    8.00x            8.00x             8.00x
    Implied Value                             $47,470          $53,807           $72,046
    Debt Net of Available Cash                $20,100          $14,560            $7,873
    Equity Value                              $27,370          $39,247           $64,173
    Present Value @ 37.5%                     $25,275          $30,909           $36,756
    Fully Diluted Shares Outstanding            3,072            3,099             3,116

  ----------------------------------------------------------------------------------------
    Value per Share                             $8.23            $9.98            $11.80
  ----------------------------------------------------------------------------------------

Net Income(1)                                    n.m.           $2,113            $3,716
    Multiple                                     10.5             10.5              10.5
    Equity Value                                 n.m.          $22,182           $39,015
    Present Value @ 37.5%                        n.m.          $17,470           $22,346
    Fully Diluted Shares Outstanding            3,072            3,072             3,087

  ----------------------------------------------------------------------------------------
    Value per Share                              n.m.            $5.69             $7.24
  ----------------------------------------------------------------------------------------

(1) Pre-transaction, reported net income (assuming normalized tax rate of 37%)



Multiples based on comparable company analysis and Quizno's trading multiples


                                                 [TUCKER ANTHONY SUTRO LOGO]  17

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------

                                             Terminal Value (X 2005 EBITDA)
(Amounts in 000)                   4.50 X     5.00 X     5.50 X     6.00 X
Valuation Matrix            Discounted Value of Cash Flows (Enterprise Value)(1)
                        22.0%     $65,223    $69,407    $73,590    $77,773
                        23.5%     $62,201    $66,136    $70,072    $74,007
Discount Rate           25.0%     $59,371    $63,076    $66,781    $70,486
                        26.5%     $56,720    $60,211    $63,701    $67,191
                        28.0%     $54,234    $57,524    $60,815    $64,106

                               Debt Adjusted DCF (Equity Value)(2)(3)(4)
                        22.0%     $44,376    $48,559    $52,742    $56,926
                        23.5%     $41,353    $45,289    $49,224    $53,159
Discount Rate           25.0%     $38,524    $42,229    $45,934    $49,638
                        26.5%     $35,873    $39,363    $42,853    $46,344
                        28.0%     $33,386    $36,677    $39,967    $43,258

                   Per Share Debt Adjusted DCF (Equity Value Per Share)(2)(3)(4)
                        22.0%      $14.44     $15.81     $17.17     $18.53
                        23.5%      $13.46     $14.74     $16.02     $17.30
Discount Rate           25.0%      $12.54     $13.75     $14.95     $16.16
                        26.5%      $11.68     $12.81     $13.95     $15.08
                        28.0%      $10.87     $11.94     $13.01     $14.08

Notes:

(1) Enterprise Value excludes opening cash balance.

(2) Equity Value equals Enterprise Value less Net Debt (debt outstanding less cash balance).

(3) Equity Value Per Share equals Equity Value divided by diluted shares outstanding as of April 30, 2001; approx. 3,072,211

(4) Includes proceeds from options and warrants in cash balance

The estimated cost of the Levine subordinated debt with warrants is approximately 30%-33% based upon estimated five-year IRR --> Implies a cost of equity of 36% to 40%+

Assuming an after-tax cost of debt of 6.2% and a target capital structure of 40% debt, 60% equity, the implied weighted average cost of capital of 24% to 26%


                                                  [TUCKER ANTHONY SUTRO LOGO] 18

Comparison of Management Projections Across Time
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          Comparison of Management Projections Over Time

(Amounts in $000)

               LTM Ending 12/31/00            LTM Ending 6/30/01          LTM Ending 12/31/01          LTM Ending 12/31/02
          November   April (A)   May (A)   November   April     May     November  April     May     November   April      May
-------------------------------------------------------------------------------------------------------------------------------
Revenues  $44,465     $45,414    45,414    $48,173   $50,292   $51,220  $51,335  $54,651  $55,579   $58,973   $58,973   59,929

          ------------------------------  ----------------------------- -------------------------- ----------------------------
EBITDA     $7,004      $6,311    $6,311     $8,559    $8,435    $8,647   $9,723   $9,739   $9,951   $13,135   $13,335  $12,537
          ------------------------------  ----------------------------- -------------------------- ----------------------------

EBIT       $4,881      $4,227    $4,227     $6,190    $6,049    $5,934   $7,221   $7,189   $6,726   $10,384   $10,500   $9,006
-------------------------------------------------------------------------------------------------------------------------------

The Company's actual performance for calendar 2000 missed EBITDA projections by approximately $700,000

For the twelve month periods ending June 30, 2001 and December 31, 2001, Company projections for EBITDA are slightly higher than those used in the initial tender offer, but slightly lower for EBIT

For calendar 2002, the Company is projecting slightly lower EBITDA and EBIT

                                                 [TUCKER ANTHONY SUTRO LOGO]  19

Quizno's Ownership Table as of April 30, 2001
--------------------------------------------------------------------------------

                                                     THE QUIZNO'S CORPORATION - OWNERSHIP SCHEDULE
                                                                  as of April 30, 2001
                                               Preferred Stock
                                               ---------------                                  Common
Name                        Class A     Class B    Class C        Class D       Class E          Stock
----                        -------     -------    -------        -------       -------          -----
Schadens;
 Richard F Schaden           73,000                 34,000                       34,803          773,667
 Richard E Schaden           73,000                                                              778,006
 Tim Schaden                                                                                       4,000
 Fred Schaden                                        2,000
Board Members;
 Brad Griffin                                        5,000
 Mark Bromberg
 Eric Lawrence
 Lewis Rudnick
 Bruce Golbus                                       15,000                        5,801
 Lyle Stewart
 John Todd

Total Other                                         75,000            -          17,403          106,827

Total Employees                                                    75,000         1,473           40,583

Other/"Public"                                      36,000                                     1,304,838

Not Issued
                            -----------------------------------------------------------------------------
Total Pre-Tender            146,000                167,000         75,000        59,480        3,007,921

401(k) cert not issued          -                      -              -             -             (2,360)
Amount Tendered                 -                 (110,000)           -             -           (669,055)
Shs Issued Scott Adams          -                      -              -             -                933
                            -----------------------------------------------------------------------------
Total Post-Tender           146,000                 57,000         75,000        59,480        2,337,439

LLCP % Allocation              14.0%                  14.0%          14.0%         14.0%            14.0%
Total LLCP Allocation        23,767                  9,279         12,209         9,683          380,513
                            -----------------------------------------------------------------------------

                            -----------------------------------------------------------------------------
Net After LLCP              169,767                 66,279         87,209        69,163        2,717,952
                            =============================================================================
                                            Options                        Warrants
                                            -------                        --------               Total Share
Name                               Employee          Board           RRGC           Phoenix       Equivalents
----                               --------          -----           ----           -------       -----------
Schadens;
 Richard F Schaden                                    4,000                                         919,470 *
 Richard E Schaden                   35,378           4,000                                         890,384 *
 Tim Schaden                                                                                          4,000
 Fred Schaden                                        26,000                                          28,000
Board Members;                                                                                          -
 Brad Griffin                                         5,000                                          10,000
 Mark Bromberg                                       14,000                                          14,000
 Eric Lawrence                                       16,000                                          16,000
 Lewis Rudnick                                       26,000                                          26,000
 Bruce Golbus                                        26,000                                          46,801
 Lyle Stewart                                        16,000                                          16,000
 John Todd                                            1,000                                           1,000

Total Other                            -             22,000         415,056             -           636,286

Total Employees                     232,615          14,000

Other/"Public"                      180,235                                          25,000       1,546,073

Not Issued                           65,000                                                          65,000
                            -------------------------------------------------------------------------------
Total Pre-Tender                    513,228         174,000         415,056          25,000       4,582,685

401(k) cert not issued                  -               -               -               -            (2,360)
Amount Tendered                    (477,850)        (54,000)       (415,056)        (25,000)     (1,750,961)
Shs Issued Scott Adams                  -               -               -               -               933
                            -------------------------------------------------------------------------------
Total Post-Tender                    35,378         120,000             -               -         2,830,297

LLCP % Allocation                      14.0%           14.0%           14.0%           14.0%           14.0%
Total LLCP Allocation                 5,759          19,535             -               -           460,746 *
                            -------------------------------------------------------------------------------

                            -------------------------------------------------------------------------------
Net After LLCP                       41,137         139,535             -               -         3,291,043
                            ===============================================================================

                                                       Class D Shares Cancelled/Redeemed             87,209
                                                       Class E Remains Outstanding                   69,163

                                                       Shares Available for Purchase                864,071

                                                       "Fully Diluted" Shares Outstanding**       3,072,211

*  Indicates shares not tendering
** Based upon overall average strike price of $5.83 and conversion of all preferred stock

                                                  [TUCKER ANTHONY SUTRO LOGO] 20